Exhibit 99.1

                                  CYTODYN, INC.

                                 PROMISSORY NOTE

__________________, 2005                                     $______________

         CYTODYN, INC., a Colorado corporation (the "Company"), for value received, hereby promises to pay to the order of ____________ (the "Holder") or the Holder's registered assigns, the sum of ___________________ ($_________), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on the date which is twelve (12) months from the date (the "Maturity Date") of issuance of this Promissory Note (the "Note").

         The following is a statement of the rights of the Holder and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

         1.       Interest.

                  (a) Interest Rate. The unpaid principal balance of this Note shall bear simple interest at a rate equal to five percent (5%) per annum from the date hereof until paid in full.

                  (b) Maximum Rate Permitted by Law. In the event that any interest rate provided for in this Section 1 shall be determined to be unlawful, such interest rate shall be computed at the highest rate permitted by applicable law. Any payment by the Company of any interest amount in excess of that permitted by law shall be considered a mistake, with the excess being applied to the principal amount of this Note without prepayment premium or penalty.

         2. Note Register. This Note is transferable only upon the books of the Company which it shall cause to be maintained for such purpose. The Company may treat the registered holder of this Note as he or it appears on the Company's books at any time as the Holder for all purposes.

         3.       Defaults and Remedies.

                  (a) Events of Default. An "Event of Default" shall occur if:

                           (i)      the Company  shall default in the payment of
the principal and interest of this Note, when and as the same shall become due and payable;

                           (ii)     the  Company   shall   default  in  the  due
observance or performance of any material covenant, condition or agreement on the part of the Company to be observed or performed pursuant to the terms hereof and such default shall continue for forty-five (45) days after the date of written notice thereof, specifying such default and, if such default is capable of being remedied, requesting that the same be remedied, shall have been given to the Company by the Holder;

                           (iii)    an involuntary proceeding shall be commenced
or an involuntary petition shall be filed in a court of competent jurisdiction seeking (a) relief in respect of the Company, or of a substantial part of its property or assets, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership or similar law, (b) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company, or for a substantial part of its property or assets, or (c) the winding up or liquidation of the Company; and such proceeding or petition shall continue undismissed for ninety (90) days, or an order or decree approving or ordering any of the foregoing shall be entered; or

                           (iv)     the Company shall (a)  voluntarily  commence
any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership or similar law, (b) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in paragraph (iv) of this
Section 3(a), (c) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any subsidiary, or for a substantial part of its property or assets,
(d) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (e) make a general assignment for the benefit of creditors, or (f) take any action for the purpose of effecting any of the foregoing.

                  (b)      Acceleration.  If an Event of  Default  occurs  under
Section 3(a)(iii) or (iv), then, the outstanding principal of and all accrued interest on this Note shall automatically become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are expressly waived pursuant to Section 5 below. If any other Event of Default occurs and is continuing, then the Holder, by written notice to the Company, may declare the principal of and accrued interest on this Note to be immediately due and payable.

         4. Loss, Etc., of Note. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and of indemnity reasonably satisfactory to the Company if lost, stolen or destroyed, and upon surrender and cancellation of this Note if mutilated, and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder a new Note of like date, tenor and denomination.

         5. Waiver. The Company hereby waives presentment, demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note. If an action is brought for collection under this Note, the Holder shall be entitled to receive all costs of collection, including, but not limited to, its reasonable attorneys' fees.

         6. Notice. Any notice, approval, request, authorization, direction or other communication under this Note shall be given in writing and shall be deemed to have been delivered and given for all purposes (i) on the delivery date if delivered personally to the party to whom the same is directed or transmitted by facsimile with confirmation of receipt, (ii) one (1) business day after deposit with a commercial overnight carrier, with written verification of receipt, or (iii) three (3) business days after the mailing date, whether or not actually received, if sent by U.S. mail, return receipt requested, postage and charges prepaid, at the address of the party set forth on the signature page of this Note (or at such other address as may be communicated to the notifying party in writing).

         7. Transferability. This Note evidenced hereby may not be pledged, sold, assigned or transferred except with the express written consent of the Company, which may be withheld in its sole discretion. Any pledge, sale, assignment or transfer in violation of the foregoing shall be null and void.

         8. Headings; References. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

         9. Successors and Assigns. All of the covenants, stipulations, promises, and agreements in this Note by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

         10. Governing Law. This Note shall be governed by the laws of the State of Colorado, and the laws of such state (other than conflicts of laws principles) shall govern the construction, validity, enforcement and interpretation hereof, except to the extent federal laws otherwise govern the validity, construction, enforcement and interpretation hereof.

         11. Arbitration. Any controversy or claim arising out of or relating to this Note, or the breach thereof, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association by an arbitrator agreed upon in writing by the parties, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. In the event the parties fail to agree upon the choice of an arbitrator, each party shall appoint one individual representative and the two party representatives shall, between themselves, choose an arbitrator.

         12. Payments and Pre-Payments. The Company shall be entitled at any time to prepay any portion or all of the indebtedness owed hereunder without penalty. Each prepayment hereunder shall be credited first to accrued, unpaid interest and then to principal. Interest shall thereupon cease to accrue upon the principal so paid. Each payment on this Note shall be due and payable in lawful money of the United States of America, at the address of Holder as shown on the books of the Company, in funds that are or will be available for next business day use by Holder. In any case where the payment of principal and interest hereon is due on a non-business Day, the Company shall be entitled to delay such payment until the next succeeding business day, but interest shall continue to accrue until the payment is, in fact, made.

                                [SIGNATURE PAGE]


                                  CYTODYN, INC.


                                                  /s/ Allen D. Allen
                                                --------------------------------
                                                Allen D. Allen, President

The terms hereof are
Agreed and Accepted

HOLDER:

Signature:
          ----------------------------------

Print Name:
           ---------------------------------

Title (if applicable):
                      ----------------------